UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2006

Somanta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20297	20-3559330
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 400, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 477-8090

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (the “8-K/A”) is being filed in order to refile Exhibit 10.19, originally filed as an Exhibit to the registrant’s 8-K filed March 23, 2006 (the “Original 8-K”). The registrant is refiling Exhibit 10.19 in connection with its response to comments received from the Securities and Exchange Commission (the “Commission”) related to the confidential treatment requested for such Exhibit 10.19. This 8-K/A does not amend or update any other information contained in the Original 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.19	Collaborative Research Agreement dated March 1, 2006, entered into between the registrant and the University of Bradford. (1)

(1)	Portions of this agreement have been omitted pursuant to a confidential treatment request and have been separately filed with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Somanta Pharmaceuticals, Inc.

By:	/s/ Terrance J. Bruggeman
Terrance J. Bruggeman
Executive Chairman

Dated: July 19, 2006

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